             As filed with the Securities and Exchange Commission
                                on May 9, 2000

                                                      Registration No. 333-_____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ePresence, Inc.
             (Exact name of registrant as specified in its charter)

     MASSACHUSETTS                                              04-2798394
(State or other jurisdiction of                              (I.R.S. Employer
  incorporation or organization)                          Identification Number)

120 FLANDERS ROAD, WESTBORO, MASSACHUSETTS                         01581
(Address of Principal Executive Offices)                         (Zip Code)


                        1992 DIRECTOR STOCK OPTION PLAN
                            (Full title of the plan)

                              MARK G. BORDEN, ESQ.
                               HALE AND DORR LLP
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                    (Name and address of agent for service)

                                 (617) 526-6000
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

                                                                              PROPOSED MAXIMUM
 TITLE OF SECURITIES         AMOUNT TO BE           PROPOSED MAXIMUM         AGGREGATE OFFERING           AMOUNT OF
 TO BE REGISTERED             REGISTERED        OFFERING PRICE PER SHARE            PRICE              REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
Common Stock $.01 par               125,000                 $13.00 (1)          $1,625,000  (1)            $429.00
 value
--------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on May 5, 2000 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.

================================================================================

                    Statement of Incorporation by Reference
                    ---------------------------------------

  This Registration Statement on Form S-8 incorporates by reference the contents of (i) PART I and (ii) PART II, Items 3, 4, 6, 7 and 9, of the Registration Statement on Form S-8, File No. 33-50864, filed by the Registrant on August 14, 1992 relating to the Registrant's 1992 Director Stock Option Plan.

     Item 5.  Interests of Named Experts and Counsel
              --------------------------------------

     Not applicable.

     Item 8.  Exhibits
              --------

     The exhibits listed on the Exhibit Index are filed herewith.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westboro, Massachusetts on the 9th day of May, 2000.

                                    ePRESENCE, INC.

                                    By:  /s/ William P. Ferry
                                       ---------------------------------
                                        William P. Ferry
                                        President and
                                        Chief Executive Officer



                               POWER OF ATTORNEY

     We, the undersigned officers and directors of ePresence, Inc., hereby severally constitute William P. Ferry, Richard M. Spaulding and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable ePresence, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                         Title                                   Date
---------                                         -----                                   ----

/s/ William P. Ferry                   President, Chief Executive                      May 9, 2000
------------------------------------    Officer and Director
William P. Ferry                        (Principal Executive
                                        Officer)


/s/ Richard M. Spaulding              Senior Vice President, Finance                   May 9, 2000
------------------------------------   and Treasurer (Principal Financial
Richard M. Spaulding                   Officer and Principal Accounting
                                       Officer)


/s/ John F. Burton                    Director                                         May 9, 2000
------------------------------------
John F. Burton

/s/ David C. Mahoney                  Director                                         May 9, 2000
------------------------------------
David C. Mahoney

                                      Director
------------------------------------


                                      Director
------------------------------------


/s/ Fontaine K. Richardson            Director                                         May 9, 2000
------------------------------------
Fontaine K. Richardson

                                      Director
------------------------------------


                                 Exhibit Index
                                 -------------

Exhibit
Number    Description
-------   -----------
  4 (1) Specimen Certificate for shares of Common Stock, $0.01 par value per share, of the Registrant

  5       Opinion of Hale and Dorr LLP

 23.1     Consent of Hale and Dorr LLP (included in Exhibit 5.1)

 23.2     Consent of PricewaterhouseCoopers LLP

 24 Power of Attorney (included on the signature page of this Registration Statement)

--------------
(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-49194).